UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 24, 2015

Graco Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-9249	41-0285640
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

88-11th Avenue Northeast Minneapolis, Minnesota	55413
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (612) 623-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule-425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02     Termination of a Material Definitive Agreement.

Upon shareholder approval of the Graco Inc. 2015 Stock Incentive Plan (the “2015 Plan”) as described under 5.02 below, the Company ceased granting awards under the Graco Inc. 2010 Stock Incentive Plan (the “2010 Plan”).

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2015, the shareholders of Graco Inc. (the “Company”) approved and adopted the 2015 Plan. The 2015 Plan was adopted by the Board of Directors (“Board”) in February 2015.

A brief description of the material terms of the 2015 Plan is set forth below, and is qualified by the actual text of the 2015 Plan, which is filed herewith as Exhibit 10.1, and incorporated herein by reference.

General

The 2015 Plan provides for the grant of a wide variety of equity-based awards, including options, stock appreciation rights, restricted stock, restricted stock units, performance awards and dividend equivalents, to employees, officers and non-employee directors of the Company and its affiliates. The aggregate number of shares of common stock that may be issued under all awards made under the 2015 Plan will be 3,500,000. Restricted stock, restricted stock units and performance awards payable in common stock shall be counted as three shares against the total authorized. The 2015 Plan will expire on April 24, 2025, unless earlier terminated by the Board.

Shares subject to awards outstanding under the 2015 Plan, or the 2010 Plan as of the date of shareholder approval of the 2015 Plan, that are cancelled, forfeited, expired or settled for cash shall become available under the 2015 Plan at the same ratio by which the number of shares available under the applicable plan was originally decreased upon the grant of such awards.

The 2015 Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code (the “Code”) regarding the deductibility of executive compensation with regard to the awards conditioned upon the achievement of certain performance conditions. No person eligible for awards under the 2015 Plan may, in any calendar year, be granted stock options and any other award, the value of which is based solely on an increase in the price of Graco common stock, relating to more than 450,000 shares. In addition, no person may, in any calendar year, be granted awards denominated in cash in excess of $3,000,000 or full value awards for more than 250,000 shares of Graco common stock if such awards are intended to qualify as performance-based compensation under Section 162(m) of the Code. It is also intended that the 2015 Plan qualify as an incentive stock option plan meeting the requirements of Section 422 or 424 of the Code with respect to awards of up to 3,500,000 shares.

The Board may amend or terminate the 2015 Plan, at any time, except that prior shareholder approval will be required for any amendment to the 2015 Plan that:

•	Requires shareholder approval under the rules or regulations of any stock exchange that are applicable to the Company,

•	Permits repricing of outstanding stock options or stock appreciation rights granted under the 2015 Plan, except in the case of a stock split or other recapitalization,

•	Increases the number of shares authorized under the 2015 Plan,

•	Permits the award of stock options or stock appreciation rights under the 2015 Plan with an exercise price less than 100% of the fair market value of share of common stock as defined in the 2015 Plan, or

•	Without shareholder approval, would cause the Company to be unable, under the Code, to grant incentive stock options under the 2015 Plan.

Administration

The 2015 Plan is administered by a committee selected by the Board (the “Committee”). The Committee consists of two or more members who are members of the Board and are “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”). The Committee may grant stock options, restricted stock, restricted stock units, stock appreciation rights, performance awards, dividend equivalents and other stock-based awards to employees, officers and non-employee directors of Graco or any of its affiliates. However, no dividend equivalents may be awarded on stock options, stock appreciation rights or performance awards. The Committee may delegate to the chief executive officer its authority under the 2015 Plan for purposes of designating, designing and administering awards to participants who are not executive officers subject to Section 16 of the Exchange Act or directors of the Company.

The Committee has the power to designate persons eligible for awards under the 2015 Plan, interpret and administer the 2015 Plan and any award agreement, establish rules as deemed appropriate for the administration of the 2015 Plan and, subject to the provisions of the 2015 Plan and applicable law, determine:

•	The type of award and number of shares covered by each award, provided that the term of any option or stock appreciation right cannot exceed ten years,

•	The terms and conditions of any award or award agreement, and

•	The terms of exercise of any award.

The Committee may also amend or waive the terms and conditions of an outstanding award, but may not adjust or amend the exercise price of any outstanding stock option or stock appreciation right, except in the case of a stock split or other recapitalization.

In the event that the Committee determines that a dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, affects the Company’s common stock such that an adjustment is deemed appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended under the 2015 Plan, the Committee shall make adjustments to the number and type of shares that may be subject to an award or are subject to outstanding awards and to the purchase or exercise price of any award.

Item 5.07     Submission of Matters to a Vote of Security Holders.

On April 24, 2015, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”). Set forth below are the final voting results on each matter submitted to a vote of security holders at the Annual Meeting. Each proposal is described in detail in the Company’s

Proxy Statement for 2015 Annual Meeting, filed with the Securities and Exchange Commission on March 11, 2015 (the “2015 Proxy Statement”).

Proposal 1

The following directors were elected to serve for three-year terms:

Name	For	Against	Abstain	Broker Non-Votes
William J. Carroll	47,984,409	756,876	24,032	5,368,311
Jack W. Eugster	47,794,482	938,582	32,253	5,368,311
R. William Van Sant	48,176,100	561,724	27,493	5,368,311

Proposal 2

The appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2015 was ratified:

For	Against	Abstain
53,475,099	628,746	29,783

Proposal 3

Shareholders approved, on an advisory basis, the compensation paid to our Named Executive Officers as disclosed in the 2015 Proxy Statement:

For	Against	Abstain	Broker Non-Votes
45,952,748	2,099,723	712,846	5,368,311

Proposal 4.

Shareholders approved the Graco Inc. 2015 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
43,342,220	4,729,828	693,269	5,368,311

Item 9.01.     Financial Statements and Exhibits

(d)	Exhibits

10.1	Graco Inc. 2015 Stock Incentive Plan (Incorporated by reference to Appendix A to the Company’s Proxy Statement for the Annual Meeting of Shareholders held on April 24, 2015).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRACO INC.

Date:	April 29, 2015	By:	/s/ Karen Park Gallivan
Karen Park Gallivan
Its: Vice President, General Counsel and Secretary

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